Other Intangible Assets, Net (Details 1) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Estimated aggregate amortization of intangible assets for each of the next five years
2014	$ 57
2015	51
2016	46
2017	41
2018	37
Thereafter	218
Total	450	$ 353
Aggregate amortization of intangible assets	$ 54	$ 55	$ 59